EXHIBIT 10.38


                           PLEDGE AND ESCROW AGREEMENT


     AGREEMENT, dated as of June 14, 1996, by and among Bernard Kooper residing at 18 Harriet Drive, Syossett, New York 11791 ("Pledgor"), Arista Investors Corp., a Delaware corporation located at 116 John Street, New York, New York 10038 ("Pledgee") and Morrison Cohen Singer & Weinstein, LLP located at 750 Lexington Avenue, New York, New York 10022, counsel for the Pledgee as escrow agent (the "Escrow Agent").

                                W I T N E S E T H

     WHEREAS, Pledgor exercised a warrant to purchase 365,000 shares of Class A Common Stock, par value $.01 per share, of Pledgee (the "Shares") at an exercise price of $1.40 per share for an aggregate exercise price of $511,000;

     WHEREAS, Pledgor has executed and delivered a $500,000 secured promissory note (the "Note") in favor of Pledgee in payment for a portion of the exercise price of the Shares;

     WHEREAS, in order to secure the performance by the Pledgor of his obligations under the Note (the "Obligations") the parties hereto have agreed to enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

     1.   Security Interest Granted.

          As security for the due and punctual payment of the payments of interest thereon and principal at maturity and all other Obligations under the Note, the Pledgor hereby pledges, assigns, transfers, sets over and grants to the Pledgee a continuing general lien and first security interest in all right, title and interest in and to the Collateral described in Paragraph 2 hereof.

     2.   Collateral.

          The Collateral covered by this Agreement is as follows (hereinafter collectively referred to as the "Collateral"):

               (a) The Shares (such securities and any additional securities delivered to the Escrow Agent pursuant to subparagraph 3(b) below, being hereinafter collectively referred to as the "Pledged Securities"); and

               (b) any and all proceeds in whatsoever form of any of the foregoing.

     3.   Deposit of Pledged Securities; Release of Pledge.

               (a) On the date hereof, the Pledgor has tendered to the Pledgee, and the Pledgee has deposited with and delivered to the Escrow Agent, a stock certificate in the


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name of the Pledgor representing the Shares together with an appropriate stock power related thereto duly executed in blank. The Escrow Agent shall hold the Collateral in pledge in accordance with the provisions of this Paragraph 3.

               (b) In the event that any distribution in the form of property, cash (including dividends) and/or securities issued by Pledgee is made on or with respect to the Pledged Securities such additional property, cash and/or securities promptly shall be delivered to the Escrow Agent and shall become a part of the Collateral pledged by the Pledgor hereunder. In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, or other change in capital structure of Pledgee, there shall be substituted for the Pledged Securities all proceeds, income, profits, property and/or securities arising out of any such event. Until the occurrence of a default in the performance of the Obligations, the Pledgor shall have all voting rights in and to the Pledged Securities, provided that the Pledgor shall not vote the Pledged Securities in any manner that would result in a default in the performance of or be adverse to the Pledgee with respect to (i) this Agreement or (ii) the Obligations.

               (c) Upon the discharge in full of the Obligations, whether by payment or otherwise, the Pledgor shall be entitled to send notice thereof to the Escrow Agent and the Pledgee stating that the Pledgor is entitled to the release and delivery from the pledge of the Collateral. The Escrow Agent shall deliver the Collateral to the Pledgor ten (10) days after its receipt of such notice, unless the Pledgee shall have delivered to the Escrow Agent within such ten (10) day period a certification that the Pledgor has not discharged in full the Obligations and specifying in reasonable detail the manner in which such Obligations have not been discharged. Upon the delivery by the Escrow Agent of the Collateral to the Pledgor, the security interest herein created shall terminate and be of no further force or effect.

               (d) In the event that the Pledgor defaults in the performance of the Obligations or this Agreement, the Pledgee shall be entitled to (i) send notice thereof to the Escrow Agent and the Pledgor specifying the nature of such default and stating that the Pledgee is entitled to delivery of the Collateral and (ii) complete the stock power described in subparagraph 3(a) above and vote the Pledged Securities and be entitled to any distributions issued by Pledgee on or with respect to the Pledged Securities regardless of whether the Collateral has been delivered to the Pledgee pursuant to subparagraph 3(e) below. The Escrow Agent shall deliver the Pledged Securities to the Pledgee ten (10) days after its receipt of such notice, unless the Pledgor shall have delivered to the Escrow Agent within such ten (10) day period a certification that the Pledgor is not in default in the performance of the Obligations or this Agreement and specifying in reasonable detail why he is not in default.

               (e) Upon (but not before) the delivery of the Collateral to the Pledgee by the Escrow Agent in accordance with the foregoing, the Pledgee shall thereafter be entitled to proceed against and foreclose upon the Collateral and otherwise exercise all of the rights, powers, privileges and remedies of a secured party with respect thereto as provided in the Uniform Commercial Code then in force in the State of New York. Notice of the intended date


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and place of any foreclosure sale, whether private or public, or other disposition of the Collateral or any part thereof, shall be deemed to be reasonably given by the Pledgee to the Pledgor if given to the Pledgor at least ten (10) days prior to such sale or other disposition.

     4.   Escrow Agent.

          (a) The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein.

          (b) The Escrow Agent shall have no liability hereunder except for wilful misconduct or gross negligence.

          (c) The Escrow Agent shall have no responsibility as to the validity or value of the Collateral held in escrow hereunder. Furthermore, the Escrow Agent shall have no duty as to the collection or protection of the Collateral (or any additional securities issued by the Company which may be distributed on or with respect to the Pledged Securities) or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such Collateral actually in its possession.

          (d) The Escrow Agent may rely on any certificate, statement, request, consent, agreement, instrument or other document which it believes to be genuine and to have been signed or presented by a proper person or persons.

          (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any party hereto with respect to the Collateral held in pledge hereunder which, in its opinion, are in conflict with any of the provisions of this Agreement or any instructions received from the other party to this Agreement, the Escrow Agent shall be entitled: (i) to refrain from taking any action other than to keep the Collateral until such time as there has been a final determination of the rights of the Pledgee and the Pledgor with respect to the Collateral as hereinafter provided or (ii) to deposit the Collateral held in pledge hereunder into court pursuant to relevant statutes and commence an action in interpleader in order to obtain a judicial determination as to the party legally entitled to receive the Collateral. In the event of such an interpleader action, or any action against the Escrow Agent with regard to the Escrow, the Escrow Agent's costs and expenses, including reasonable attorney's fees (either paid to retained attorneys or representing the fair value of legal services rendered by the Escrow Agent to itself) with regard thereto, shall be reimbursed to the Escrow Agent by the party determined by a court of competent jurisdiction not to be entitled to the Collateral. The Escrow Agent shall have a lien on the escrow to the extent of such costs and expenses.

          For purposes of this subparagraph 4(e), there shall be deemed to have been a final determination of the rights of the Pledgee and the Pledgor with respect to the Collateral at such time as either the Pledgee or the Pledgor shall deliver to the Escrow Agent either (i) an official certified copy of a court order, together with an opinion of counsel of the party filing


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the foregoing, in form and substance acceptable to the Escrow Agent, stating that the court order is a final determination of the rights of the parties hereto with respect to the Collateral, that the time to appeal from said court order has expired, and that said court order is binding upon the Pledgee and the Pledgor, or (ii) an executed counterpart of any agreement between the Pledgee and the Pledgor which provides for the disposition of the Collateral.

          (f) The Pledgee and the Pledgor jointly and severally agree to indemnify the Escrow Agent and hold it harmless from and against any and all losses, liabilities, damages and costs incurred by the Escrow Agent in respect of anything done or omitted by it in the performance of its duties under this Agreement (except as a result of the Escrow Agent's own wilful misconduct or gross negligence) as well as the costs and expenses of defending any claim or demand related thereto. As between themselves, the Pledgee and the Pledgor each agree to bear fifty percent (50%) of all amounts paid or reimbursed to the Escrow Agent pursuant to this subparagraph 4(f), except as provided in subparagraph 4(e).

          (g) The Escrow Agent, or any successor to it hereafter appointed, may at any time resign and be discharged of the duties imposed hereunder by giving notice to the Pledgee and the Pledgor, such resignation to take effect upon a successor Escrow Agent's acceptance of appointment.

     5. Modification. The terms of this Agreement may not be changed, varied, modified, or altered except by a writing signed by the Pledgee and the Pledgor; provided, however, that no such change, variation, modification, or alteration which affects the duties of the Escrow Agent hereunder shall be binding upon it without its prior written consent. A copy of any change, variation, modification or alteration of this Agreement to which the written consent of the Escrow Agent is not required shall promptly be furnished to the Escrow Agent by the Pledgee or the Pledgor.

     6.   Non-Waiver of Rights; Cumulative Remedies; Further Assurances.
          No delay or omission on the part of the Pledgee in exercising any of its rights hereunder, nor the acquiescence in or waiver by the Pledgee of a breach of any term, covenant or condition or this Agreement shall be deemed or construed to operate as a waiver of such rights or acquiescence thereto except in the specific instance for which given. Any single or partial exercise of any right hereunder shall not thereafter preclude any other or further exercise of any other rights. The rights and remedies of the Pledgee hereunder are cumulative and not exclusive of any rights or remedies provided by law or hereunder and all such rights or remedies may be exercised singularly or concurrently. Each party will execute and deliver, or cause to be duly executed and delivered, such further instruments and documents and do or use its best efforts to cause to be done such further acts as may be necessary in the other party's opinion to effectuate the provisions or purposes of this Agreement.

     7. Notices. Any notices or other communications to be given, made or provided for under this Agreement shall be in writing and be deemed to have been duly given by its delivery personally to the person or persons specified below or by it being sent by


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registered or certified mail, return receipt requested, to the following addresses, or to such other addresses as any party hereto shall hereafter specify by notice to the other party or parties hereto:

                   (a)      If to the Pledgor, to:

                            Bernard Kooper
                            18 Harriet Drive
                            Syossett, New York  11791

                   (b)      With copy to:

                            Bernard Kooper
                            451 Park Avenue South
                            New York, New York  10016

                   (c)      If to the Pledgee, to:

                            Arista Investors Corp.
                            116 John Street
                            New York, New York  10038
                            Attn: Stanley S. Mandel, Executive Vice President

                            With a copy to:

                            Morrison Cohen Singer & Weinstein, LLP
                            750 Lexington Avenue
                            New York, NY 10022
                            Attn: Stephen A. Cohen, Esq.


                   (d)      If to the Escrow Agent, to:

                            Morrison Cohen Singer & Weinstein, LLP
                            750 Lexington Avenue
                            New York, NY 10022
                            Attn: Stephen A. Cohen, Esq.

Any notice or other communication provided hereunder by registered or certified mail shall be deemed given, made and provided ten (10) days after such notice or communication is sent by registered or certified mail, as the case may be.


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     8. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

     9. Applicable Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to its principles of conflict of laws.

     10. Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where such party may be found or giving notice to such party as provided in Paragraph 7.

     11. Paragraph Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12. Compliance with Law. This Agreement, if and to the extent required, shall be subject to any and all applicable federal and state securities laws and any other applicable federal and state laws.

     13. Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and all of which taken together shall constitute one and the same Agreement.


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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                             ARISTA INVESTORS CORP.


                                             By:   /s/  Stanley S. Mandel
                                                --------------------------------
                                                Name:   Stanley S. Mandel
                                                Title:  Executive Vice President

                                                   /s/  Bernard Kooper
                                                --------------------------------
                                                          BERNARD KOOPER


ESCROW AGENT:
Morrison Cohen Singer & Weinstein, LLP


By   /s/  Stephen A. Cohen
     ----------------------------------
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